Subsequent events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent events
24.	Subsequent events

On June 25, 2026, the Company entered into the Second Amendment Agreement with the aforesaid purchasers to further extend the maturity date of such promissory notes for six more months from March 31, 2026 to September 30, 2026. The entire outstanding principal amount of the promissory note, together with any accrued and unpaid interest thereon, shall be due and payable in full on September 30, 2026. All other terms shall remain consistent with the original contract. The modification defers immediate cash outflows and improves short-term liquidity. The obligations remain classified as current liabilities, and interest will continue to accrue under original terms with no extinguishment gain or loss recognized.

In July 2026, the first tranche of 666,667 Series B Preference Shares was issued to a shareholder for a total cash consideration of USD 500,000. These shares were issued from the 4,000,000 Series B Preference Shares authorized out of the total 5,000,000 authorized preference shares. The issuance will increase total shareholders’ equity (share capital and additional paid-in capital) upon completion in July 2026.

In early August 2026, the Company entered into a binding equity transfer agreement with an independent third party, to dispose of its Hong Kong entity together with the Hong Kong entity’s subsidiaries for an aggregate consideration of US$4.5 million. The first installment of USD 0.9 million, representing 20% of the total consideration, has been paid in early August 2026, with the remaining balance payable in installments per the contractual payment schedule within one year. Since the Company’s 3% equity interest in Fujian Fishery is mainly held through a subsidiary of the Hong Kong entity, the disposal provided observable evidence of the fair value of the Fujian Fishery investment and reflected conditions existing as of March 31, 2026. Excluding other working capital assets and liabilities of the entities whose fair values approximated their carrying amounts, approximately US$8.2 million (approximately RMB56.9 million) of the total implied valuation was attributable to the fair value of the Company’s 3% equity interest in Fujian Fishery. The Company recognized an impairment loss for the fiscal year ended March 31, 2026. The legal disposal and derecognition of subsidiaries, along with any resulting disposal gain or loss, will be recognized upon closing in fiscal year 2027. Total consideration received from the disposal will be presented as cash inflows from investing activities upon receipt.

The Group has evaluated other subsequent events through the date of issuance of the consolidated financial statements, the Group did not identify any other subsequent events with material financial impact on the Group’s consolidated financial statements.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS